UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-604



                     Washington Mutual Investors Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                             1101 Vermont Avenue, NW
                              Washington, DC 20005
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (202) 842-5665

                     Date of fiscal year end: April 30, 2005

                    Date of reporting period: April 30, 2005





                                 Burton L. Raimi
                                    Secretary
                     Washington Mutual Investors Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005
                     (name and address of agent for service)

ITEM 1 - Reports to Stockholders


(Graphic: American Funds logo)American Funds(R)

The right choice for the long term(R)

Washington Mutual Investors Fund

Annual report for the year ended April 30, 2005

(Full-Page Photograph of Statue, George Washington, in  Boston's Public Garden)

Washington Mutual Investors Fund(SM) seeks to provide income and growth of principal through investments in quality common stocks.

This Fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

     Contents

     Letter to shareholders                                          1
     Investment adviser's report                                     2
     The value of a long-term perspective                            3
     Feature story: Seeking the bluest of the blue chips             6
     Investment portfolio                                           12
     Financial statements                                           18
     Fund Directors, Advisory Board and officers                    32


About the cover: A profile view of the statue of General George Washington in Boston's Public Garden.

Figures shown in this report are past results for Class A shares (unless otherwise indicated) and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2005 (the most recent calendar quarter):

                                                1 year      5 years    10 years
  Class A shares

Reflecting 5.75% maximum sales charge
  Average annual total return                    --          +4.08%     +11.68%
  Cumulative total return                        +0.47%     +22.13%    +201.83%


The Fund's investment adviser and business manager are waiving a portion of their management fees. Results shown reflect the waivers, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

Other share class results and important information can be found on page 29.

Fellow shareholders:

 (Photograph of Statue, same as cover, cropped)

While inflationary pressures have been moderate, they have prompted the Federal Reserve Board to increase the federal funds rate eight times in the past 12 months. In a recent comment, the Federal Reserve Board noted an increase in pricing power by vendors. Thus far, the rising interest rates have not had a significantly adverse effect on the economy or the stock market. The record of the Federal Reserve Board in managing interest rates in the recent past has been excellent and augurs well for the future.

The continued high demand for energy, particularly in Asia, with only modest increases in supply, has resulted in historically high price levels for crude oil, coal and natural gas. Higher energy prices have probably diverted funds that would have otherwise flowed into consumer goods.

As a result of higher product prices, energy stocks have constituted the stock market's best-performing sector. Your Fund is well represented in this sector, with 9.6% of the portfolio in energy shares at the fiscal year-end.

The ongoing guerilla war in Iraq, with its continuing financial drain on the U.S. economy, has continued to dampen investor sentiment. Nevertheless, the stock market and the economy have performed reasonably well in the 12 months ended April 30, 2005. During the fiscal year, the value of an investment in Washington Mutual Investors Fund increased by 6.5%, assuming reinvestment of income dividends of 59.5 cents a share and the long-term capital gain distribution of 23 cents a share. These results compared with a total return of 6.3% by the unmanaged Standard & Poor's 500 Composite Index measured on the same basis. Over longer periods, your Fund's results have been as follows:


Average annual total returns for periods ended April 30, 2005

                                        1 year    5 years  10 years  Lifetime*

Washington Mutual                        +6.5%     +5.1%    +11.9%    +12.8%
S&P 500                                  +6.3%     -2.9%    +10.3%    +11.3%

*Since the Fund's inception on July 31, 1952.

Since your Fund's October 31, 2004, semi-annual report, seven new companies have appeared in the portfolio: Amgen, Gillette, Guidant, Home Depot, Medtronic, Mylan Laboratories and Walt Disney. Five companies have been eliminated:
Constellation Energy Group, Crompton, Gap, PNC Financial Services Group and Stanley Works. Gillette is now in the process of being acquired by Procter & Gamble.

Washington Mutual Investors Fund has always stressed the importance of dividends (see "Seeking the Bluest of the Blue Chips" on page 6), and it is gratifying to report that 104, or 64%, of your Fund's portfolio companies increased their dividends during the past 12 months.

We are always very pleased to receive questions and comments from your Fund's growing number of shareholders, now totaling over 3.7 million accounts.

Cordially,



James H. Lemon, Jr.,
Chairman of the Board



Harry J. Lister,
Vice Chairman of the Board

<

Jeffrey L. Steele,
President of the Fund

June 9, 2005

For current information about the Fund, visit americanfunds.com.

Investment adviser's report

The U.S. economy began to slow down a bit in the latter part of fiscal 2005 from its very strong pace in fiscal 2004. Commodity prices -- most particularly energy prices -- have increased substantially, with oil prices one-third higher over the past 12 months. Short-term interest rates increased from 1.0% to 3.0% since June 30, 2004. The braking effect of these two factors on the economy has become increasingly evident in 2005, mollifying concerns about inflation and holding long-term interest rates in check.

In this mixed environment, the value of an investment in Washington Mutual Investors Fund, with distributions reinvested, rose 6.5% for the one-year period ended April 30, 2005. The Fund slightly surpassed the unmanaged Standard & Poor's 500 Composite Index, which rose 6.3% on a total return basis. As shown in the table on page 1, the Fund also outdistanced the S&P 500 by wider margins for the five- and 10-year periods and over its lifetime.

The economic picture and outlook

Gross domestic product grew at an annual rate of 3.5% during the first quarter of 2005, down from an annual rate of 3.8% in the fourth quarter of 2004. It was also below the rate of growth for all of 2004.

Despite record oil prices, rising interest rates and a slowing economy, earnings of S&P 500 companies remained relatively robust, with an estimated average annual profit increase of more than 13% for the first quarter of the 2005 calendar year. That increase was indeed below the 20-percent-plus annual growth in five of the previous six quarters, but many companies showed they were able to cope with the economy's loss of momentum. The slowing of the economy after three-and-a-half years of growth should not come as a surprise. The overall pattern of the economy is typical for this stage in the business cycle, with the accelerated part of the recovery behind us. From this juncture on, it is possible that corporate earnings growth will be more modest. If that is the case, the Fund's large, globally integrated research staff should prove invaluable in finding stocks that have an opportunity to thrive in this kind of environment.

The Fund's investments

The Fund's five largest sectors of investment at fiscal year-end as a percentage of net assets were Financials (21.5%), Industrials (12.2%), Health care (11.2%), Energy (9.6%) and Consumer staples (9.0%). Fueled by the demand for energy and rising oil and gas prices, energy stocks helped the Fund the most during the fiscal year. Leading contributors included Exxon Mobil, the Fund's third-largest holding (+34.0%), and smaller holdings such as EOG Resources (+93.1%), Sunoco (+57.8%), Unocal (+51.4%) and ConocoPhillips (+47.1%). Aerospace and defense companies and utilities also helped.

Many industry groups had mixed results. A number of our investments in financial services stocks were impacted negatively by company-specific problems. High gasoline prices also muted the results of some retailers. Wal-Mart Stores, the nation's largest retailer, said gasoline prices were crimping its customers' spending.

The increasing interest in dividends by corporations and shareholders alike was a constructive development during the past year. In the first four months of 2005, 142 companies in the S&P 500 increased their dividends, up from 110 in the same period a year ago. Six companies initiated dividend payments between the start of the calendar year and April 30. More dividend-paying companies potentially mean more investment opportunities for Washington Mutual, as nearly all companies the Fund's managers can select must pay dividends. The most newsworthy dividend announcement of the past fiscal year was Microsoft's payment of a $3 per share special dividend to shareholders, for a total payout of $32 billion in December 2004. As a result of the large Microsoft dividend, the Fund paid a special four-cent dividend in December. Microsoft first began paying regular dividends in 2003.

We will continue to focus our research efforts on identifying long-term investment opportunities that meet Washington Mutual's strict standards. These standards have helped us cope with a wide variety of investment markets over the long-term, and we believe they will continue to do so in the years ahead.

-- Capital Research and Management Company

For current information about the Fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment in Washington Mutual Investors Fund grew

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment./1/ Thus, the net amount invested was $9,425./2/

This chart and accompanying table show how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2005.

As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $5,316,457. Over the same period, that $10,000 would have grown to $2,793,876 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks. According to the Consumer Price Index, it now requires $72,884 to purchase what $10,000 would have bought on July 31, 1952.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1995. At that time, according to the table, the value of the investment illustrated here was $1,730,694. Since then it has gone up threefold to $5,316,457. Thus, in the same 10-year period, the value of your 1995 investment -- regardless of its size -- has increased threefold.


/1/ As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge for dividends or capital gain distributions that are reinvested in additional shares.

/2/ The maximum initial sales charge was 8.5% prior to July 1, 1988.


(Chart showing growth of a $10,000 investment at the inception of the plan to the following current values:)

$5,316,457/1/      Washington Mutual with dividends reinveested
$2,793,876          S&P 500 with dividends reinvested
$749,077/2/        Washington Mutual with dividends taken in cash
$72,884/3/         Consumer Price Index (inflation)

Results of a $10,000 investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2005



                Year      CAPITAL VALUE/2/                   TOTAL VALUE/1/
               ended       Dividends in                      Dividends                        TOTAL
            April 30               Cash            WMIF      Reinvested               WMIF    RETURN           S&P500         CPI

            07/31/52                             $9,425                             $9,425                    $10,000     $10,000
                1953#              $170           9,161            $170              9,330     -6.7%           10,094       9,963
                1954                434          10,773             449             11,494      23.2           12,282      10,037
                1955                500          14,665             542             16,288      41.7           17,295      10,000
                1956                580          17,851             654             20,565      26.3           22,938      10,075
                1957                647          18,304             756             21,877       6.4           22,520      10,449
                1958                680          16,928             825             21,055      -3.8           22,269      10,824
                1959                701          24,125             885             31,071      47.6           30,569      10,861
                1960                728          21,871             948             29,041      -6.5           29,850      11,049
                1961                815          26,300           1,097             36,167      24.5           37,071      11,161
                1962                824          26,592           1,146             37,654       4.1           38,158      11,311
                1963                891          28,838           1,279             42,278      12.3           42,296      11,423
                1964                923          31,149           1,369             47,109      11.4           49,698      11,573
                1965                956          36,940           1,462             57,490      22.0           57,450      11,760
                1966              1,048          38,487           1,648             61,603       7.2           60,563      12,097
                1967              1,176          39,424           1,906             65,270       6.0           64,731      12,397
                1968              1,331          42,481           2,231             72,692      11.4           69,365      12,884
                1969              1,516          48,408           2,627             85,576      17.7           75,988      13,596
                1970              1,605          39,049           2,874             71,603     -16.3           61,834      14,419
                1971              1,711          48,769           3,193             93,387      30.4           81,718      15,019
                1972              1,779          47,991           3,455             95,521       2.3           87,267      15,543
                1973              1,818          43,290           3,671             89,522      -6.3           89,214      16,330
                1974              1,858          40,682           3,907             87,956      -1.7           77,959      17,978
                1975              2,185          42,855           4,828             98,315      11.8           79,061      19,813
                1976              2,350          53,771           5,498            129,949      32.2           95,785      21,011
                1977              2,510          55,449           6,171            140,348       8.0           96,702      22,472
                1978              2,658          54,228           6,849            144,340       2.8          100,121      23,933
                1979              2,870          58,180           7,785            163,075      13.0          110,959      26,442
                1980              3,203          56,032           9,167            165,848       1.7          122,446      30,337
                1981              4,784          72,410          14,603            230,424      38.9          160,796      33,371
                1982              4,097          69,851          13,327            235,768       2.3          148,977      35,543
                1983              4,497         101,855          15,517            362,293      53.7          221,825      36,929
                1984              4,840         100,116          17,527            373,509       3.1          225,698      38,614
                1985              5,465         115,473          20,783            452,498      21.1          265,541      40,037
                1986              6,110         152,209          24,380            623,768      37.9          361,778      40,674
                1987              6,781         180,960          28,228            771,949      23.8          457,672      42,210
                1988              7,116         167,083          30,815            742,856      -3.8          427,911      43,858
                1989              6,183         198,139          27,838            911,609      22.7          525,847      46,105
                1990              8,920         202,429          41,689            971,051       6.5          581,168      48,277
                1991              9,136         222,016          44,574          1,113,747      14.7          683,361      50,637
                1992              8,319         244,607          42,315          1,272,372      14.2          779,015      52,247
                1993              8,468         268,131          44,625          1,442,389      13.4          850,855      53,933
                1994              8,583         266,513          46,719          1,479,112       2.5          896,027      55,206
                1995              9,790         301,054          55,060          1,730,694      17.0        1,052,264      56,891
                1996             10,008         381,514          58,187          2,256,894      30.4        1,369,880      58,539
                1997             10,506         455,551          62,763          2,763,032      22.4        1,714,024      60,000
                1998             11,033         628,864          67,443          3,890,253      40.8        2,417,442      60,861
                1999             11,527         707,654          71,812          4,458,483      14.6        2,945,129      62,247
                2000             11,935         646,507          75,684          4,148,130      -7.0        3,243,332      64,157
                2001             13,153         719,687          85,030          4,709,580      13.5        2,822,817      66,255
                2002             13,116         700,823          86,458          4,674,962      -0.7        2,466,687      67,341
                2003             13,345         593,597          89,753          4,050,310     -13.4        2,138,513      68,839
                2004             13,383         717,050          92,016          4,989,599      23.2        2,627,509      70,412
                2005             14,846         749,077/2/      104,079          5,316,457/1/    6.5        2,793,876      72,884/3/



Fiscal year         Capital Value /2/         Total Value/1/
ended           Dividends   Value at      Dividends   Value at     WMIF total
April 30         in cash    year-end     reinvested   year-end       return

1953/4/            $170      $9,161        $170      $9,330          (6.7)%
1954                434      10,773         449      11,494          23.2
1955                500      14,665         542      16,288          41.7
1956                580      17,851         654      20,565          26.3
1957                647      18,304         756      21,877           6.4
1958                680      16,928         825      21,055          (3.8)
1959                701      24,125         885      31,071          47.6
1960                728      21,871         948      29,041          (6.5)
1961                815      26,300       1,097      36,167          24.5
1962                824      26,592       1,146      37,654           4.1
1963                891      28,838       1,279      42,278          12.3
1964                923      31,149       1,369      47,109          11.4
1965                956      36,940       1,462      57,490          22.0
1966              1,048      38,487       1,648      61,603           7.2
1967              1,176      39,424       1,906      65,270           6.0
1968              1,331      42,481       2,231      72,692          11.4
1969              1,516      48,408       2,627      85,576          17.7
1970              1,605      39,049       2,874      71,603         (16.3)
1971              1,711      48,769       3,193      93,387          30.4
1972              1,779      47,991       3,455      95,521           2.3
1973              1,818      43,290       3,671      89,522          (6.3)
1974              1,858      40,682       3,907      87,956          (1.7)
1975              2,185      42,855       4,828      98,315          11.8
1976              2,350      53,771       5,498     129,949          32.2
1977              2,510      55,449       6,171     140,348           8.0
1978              2,658      54,228       6,849     144,340           2.8
1979              2,870      58,180       7,785     163,075          13.0
1980              3,203      56,032       9,167     165,848           1.7
1981              4,784      72,410      14,603     230,424          38.9
1982              4,097      69,851      13,327     235,768           2.3
1983              4,497     101,855      15,517     362,293          53.7
1984              4,840     100,116      17,527     373,509           3.1
1985              5,465     115,473      20,783     452,498          21.1
1986              6,110     152,209      24,380     623,768          37.9
1987              6,781     180,960      28,228     771,949          23.8
1988              7,116     167,083      30,815     742,856          (3.8)
1989               6183     198,139      27,838     911,609          22.7
1990              8,920     202,429      41,689     971,051           6.5
1991              9,136     222,016      44,574   1,113,747          14.7
1992              8,319     244,607      42,315   1,272,372          14.2
1993              8,468     268,131      44,625   1,442,389          13.4
1994              8,583     266,513      46,719   1,479,112           2.5
1995              9,790     301,054      55,060   1,730,694          17.0
1996             10,008     381,514      58,187   2,256,894          30.4
1997             10,506     455,551      62,763   2,763,032          22.4
1998             11,033     628,864      67,443   3,890,253          40.8
1999             11,527     707,654      71,812   4,458,483          14.6
2000             11,935     646,507      75,684   4,148,130          (7.0)
2001             13,153     719,687      85,030   4,709,580          13.5
2002             13,116     700,823      86,458   4,674,962          (0.7)
2003             13,345     593,597      89,753   4,050,310         (13.4)
2004             13,383     717,050      92,016   4,989,599          23.2
2005             14,846     749,077     104,079   5,316,457           6.5
Fund's lifetime average annual total return: 12.6%

Past results are not predictive of future results. The results shown are before taxes on Fund distributions and sale of Fund shares.

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.


/1/ Total value includes reinvested dividends of $1,338,617 and reinvested capital gain distributions of $2,034,383.

/2/ Capital value includes reinvested capital gain distributions of $367,892 but does not reflect income dividends of $264,407 taken in cash.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/ Since the Fund's inception on July 31, 1952.


Average annual total returns based on a $1,000 investment

(for periods ended April 30, 2005*)

                      1 year    5 years  10 years

Class A shares         +0.42%    +3.85%   +11.22%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The Fund's investment adviser and business manager are waiving a portion of their management fees. Results shown reflect the waivers, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

Seeking the bluest of the blue chips

(Photograph: woman at computer screen)

Here's why 97% of stocks don't meet Washington Mutual Investors Fund's quality standards -- and how the Fund's investment professionals select from the 3% that do.

In 1830, a Massachusetts court established that people with responsibility for investing trust fund assets should do so prudently. Nearly 40 years later, the New York Court of Appeals ruled that only certain securities could be considered reasonable choices for use by fiduciaries. Over the years that followed, other states picked up on the idea and began issuing their own "Legal Lists" of approved securities.

Initially, stocks seldom figured in these lists, which focused on long-term government or corporate bonds. Nearly all types of investments were crushed in the Great Depression of the 1930s, but as the dust cleared it became apparent that some stocks could be suitable for prudent investors. By the early 1940s, standards for trust fund investments had begun changing to include stocks issued by well-established, high-quality companies.

"That set the stage for Washington Mutual Investors Fund," says James Lemon, chairman of the Fund's board of directors.

Bernie Nees, the Fund's founder, realized that an exacting prescreening process could be useful to investors of all kinds -- not just fiduciaries. In 1952, the Fund commenced operations, adopting the Legal List criteria set up by the U.S. District Court for the District of Columbia. In the 1970s, those court-mandated rules were replaced by the more general "prudent man" rule. The Fund, however, decided to continue to embrace the conceptual investment screening process of the Legal List. Indeed, the Fund's current Investment Standards reflect only modest updates to the original screeing guidelines.

The screens filter out companies whose histories have been excessively erratic, as well as new and unseasoned companies. Sometimes those situations can provide big rewards, but there's often greater risk involved. Only companies that have demonstrated their ability to produce relatively steady results over long periods of time survive the initial cut.

(caption:)

"...[we] focus on selecting stocks rather than timing the market."

-- Dale Harvey, portfolio counselor

(Photograph of Dale Harvey)

Jim Dunton, who has managed money for the Fund for 34 years, says, "The process boils things down to a manageable number of large, high-quality companies in dozens of industries. It makes it possible for us to watch the valuations and price trends every day for those that qualify, and we do."

Will Robbins, the Fund's banking industry analyst, says the rigorous requirements have "led us to fish in a very attractive pond and have helped keep us out of trouble. For example, when the technology bubble burst in 2000, we felt barely a ripple, partly because most of those companies hadn't been around long enough to qualify for the Fund."

The Fund seeks to be fully invested in equity securities at all times.

Because shareholders are constantly putting money in the Fund and taking money out, a small portion of assets will always be in cash. However, Washington Mutual Investors Fund can't build a cash position as an investment strategy. The Fund must always be fully invested, so the investment decision makers must be constantly alert to opportunities among eligible stocks.

Portfolio counselor Dale Harvey observes, "This forces us to focus on selecting stocks rather than timing the market. It also helps us keep the portfolio fresh because we must constantly reassess the stocks we feel most strongly about. The best place to put the next dollar might not be the place where we put the last dollar."

Diversification is assured because, as a fundamental policy, the Fund will not invest more than 5% of assets in any one company or more than 25% in any one industry.

(Inset)

Stringent stock selection (as of 12/31/2004)

There are about 14,000 stocks listed on U.S. exchanges.

Only 344 meet Washington Mutual Investors Fund's Investment Standards.

Fewer than half of those appear in the Fund's portfolio.

(end of inset)

(Photograph: entrance to New York Stock Exchange)

Stocks must be listed on the New York Stock Exchange or meet the Exchange's financial requirements for listing.

In short, the Fund focuses on stocks issued by large, highly liquid, U.S.-based companies -- which often do business all over the world.

Most of their names are familiar. You see them in newspapers and magazines all the time, and you use their products every day. Given how well known they are, is it even possible their values haven't already been fully recognized in the stock market?

Yes. Look at anything through a more powerful microscope and you'll always discover new details. The Fund's investment adviser, Capital Research and Management Company, is among the world's most experienced research organizations, with 140 investment professionals operating from 11 research offices around the globe.

When studying big companies engaged in multiple businesses, the breadth of Capital Research's analysts means experts in several industries often compare notes about the same stock. Oil and gas industry analyst Cathy Kehr says, "I often speak with our utility analysts about the demand for electricity because this demand can influence the price of natural gas."

Ray Joseph, Jr., an investment analyst who follows the insurance industry, says that one company he studies owns three TV stations and 17 radio stations. "Broadcasting accounts for about 10% of the company's earnings. So when I want to sharpen my pencil on that company, I talk with our media analyst to see how much advertising revenues might be affected by various events. Sometimes we'll even visit the company together, then share our thoughts."

As two of Capital Research's investment analysts, Cathy and Ray feed information to the Fund's eight portfolio counselors, each of whom makes independent investment decisions. The investment analysts as a group also manage a portion of the Fund's assets. Portfolio counselor Jim Lovelace observes that this practice, unusual among mutual funds but widely used in the American Funds group, "gets all the analysts to work with each other collaboratively, so that they are always exchanging information and constructively critiquing each other's work."

Nearly all companies must have paid dividends in at least nine of the past 10 years (four of the past five for banks and savings and loans), and earnings must have been equal to or greater than the amount paid in dividends in at least four of the past five years.

When fast-growing companies are in fashion, as they were in the latter half of the 1990s, the market tends to discount the importance of dividends. Yet dividends are the closest thing to a sure return for investors. Once a dividend pattern is established, companies are reluctant to reduce it. A lower payment could send a pessimistic signal about future prospects and upset investors who were counting on the income. During periods when a company's share price is stagnant or slipping, dividends reward investors for patience.

(caption:)

"...we're long-term investors in quality companies, and our time horizon makes the most of our research network."

-- Ray Joseph, Jr., investment analyst

(Photograph of Ray Joseph, Jr.)

What's more, a dividend that's high relative to the stock price can be a sign that a company is underappreciated by the stock market. "History shows that it can be a good strategy to buy shares in out-of-favor companies paying generous dividends," says portfolio counselor Greg Johnson. "That's especially true if the companies have solid balance sheets and a long record of earning more than enough to cover the dividend payments -- exactly the sorts of companies the Fund's screening process helps to identify."

Washington Mutual Investors Fund's emphasis on dividends is underscored in the Fund's investment objective: "To produce income and to provide an opportunity for growth of principal consistent with sound common stock investing." More specifically, the Fund aims to provide you with more income than you'd receive from a portfolio replicating the unmanaged Standard & Poor's 500 Composite Index.

(inset)

A focus on dividend-paying companies

Of the approximately 160 companies reflected in the Fund's portfolio on April 30, 2005:

127 have paid uninterrupted dividends for at least 25 years

98 have paid uninterrupted dividends for at least 50 years

57 have paid uninterrupted dividends for at least 75 years

28 have paid uninterrupted dividends for at least 100 years

(end of inset)

The Fund's dividend standard and other quality screens, of course, limit the number of companies that may be purchased. "If we were trading-oriented, we might feel constrained by the relatively small number of stocks we can choose from for this Fund," says Ray. "But we're long-term investors in quality companies, and our time horizon makes the most of our research network. Everyone may know about Wal-Mart's next quarter. Our research effort focuses on giving us an in-depth look at prospects over the next five years."

(Photograph: calculator, print out, and newspaper)

Greg adds that the long experience of the Fund's investment professionals (an average of 23 years at Capital Research for the portfolio counselors, for example) is a big help. "We get to know corporate management people better than many investment firms do. We meet the next generation on their way up. You can't analyze someone in terms of integrity, people skills and ability of execution based on one visit."

Experience can also give the Fund's investment decision makers an edge in discerning what's important. As Jim Dunton puts it, "When you've been watching a company for years, you have a much better idea what you're looking at -- and what it's worth."

No more than 5% of the Fund's assets can be invested in companies not meeting the dividend standard, and these exceptions must meet even higher financial standards.

Over the years, market trends have changed in some ways that couldn't have been anticipated when the Fund was founded.

"In the late '90s, the number of companies paying dividends had shrunk and some had chosen not to pay dividends for reasons other than ability," says Dale. "So we thought about the spirit of the Fund's guidelines. Microsoft had no debt and was clearly a fabulous company. If Microsoft and companies like it weren't making the list, that suggested it was time for a small change."

The Fund's board of directors agreed. Cy Ansary, a director for 22 years, says, "We're always looking at the guidelines to see if they still make sense. Usually they do. It's a testament to the original vision for the Fund. But as directors, our job is to make changes when appropriate, as we did in this case."

The board updated the guidelines to allow for up to 5% of assets to be invested in extraordinary companies that clearly had the means to pay dividends. Of course, when companies like these mature, they often do begin giving a portion of earnings back to shareholders. Microsoft, added to the Fund under the rule permitting exceptions, has since begun paying dividends -- including, during the past year, the largest special cash dividend in history.

The Fund cannot invest in companies that derive the majority of their revenues from alcohol or tobacco products.

This prohibition wasn't part of the original standards established by the District Court. It was added in the Fund's early years. The restriction has proved popular with many investors. In fact, Washington Mutual Investors Fund is the nation's largest mutual fund with such a policy.

(Caption:)

"These time-tested guidelines have proved their worth."

-- Jim Dunton, portfolio counselor

(Photograph of Jim Dunton)

(inset)

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

(end of inset)

Of course, some companies meet the Fund's Investment Standards but don't end up in the portfolio.

Concerns about management issues or major economic changes, for instance, can keep companies or entire industries out of the Fund's portfolio for a while.

Dale points out that some stocks meet the standards but aren't as attractive as others. "We avoid stocks where we can't see value. Some were good investments for us years ago and some will be in the future. But at the moment, we think their prospects for the next five or 10 years are nothing special.

"Washington Mutual Investors Fund is not an index fund," he continues. "It's an actively managed fund that applies a number of quality screens, resulting in a distinct group of carefully selected stocks. The difference is important, and it's been borne out in the long-term results."

Since the Fund began operations in July 1952 through April 30, 2005, it has produced an average annual total return of 12.8%, versus an 11.3% gain by the unmanaged Standard & Poor's 500 Composite Index. Consider that 1.5% difference in dollar terms. A hypothetical $10,000 investment in the Fund, with dividends and capital gains reinvested, would have grown to $5,640,754. Meanwhile, the same amount invested in the S&P 500 would be worth $2,793,876.

As Jim Dunton says, "These time-tested guidelines have proved their worth."

(caption:)

"Dividends are the ultimate proof that stocks are not just pieces of paper but represent ownership in real businesses."

-- Bernie Nees (1908-2001), the Fund's founder

(Photograph of Bernie Nees)

Investment portfolio April 30, 2005

                                  Percent of
Industry sector holdings          net assets

Financials                          21.45%
Industrials                         12.16
Health care                         11.21
Energy                               9.58
Consumer staples                     8.96
Other industries                    33.73
Convertible securities                .22
Cash & equivalents                   2.69

                                  Percent of
Ten largest holdings             net assets

JPMorgan Chase                       2.81%
General Electric                     2.80
Exxon Mobil                          2.75
ChevronTexaco                        2.66
Bristol-Myers Squibb                 2.27
Citigroup                            2.26
SBC Communications                   1.87
Bank of America                      1.85
BellSouth                            1.76
Fannie Mae                           1.69


                                                            Market
                                                             value   Percent of
Common stocks -- 97.09%                        Shares        (000)   net assets

Energy -- 9.58%
Apache Corp.                                4,000,000  $   225,160        .30%
Ashland Inc.                                1,830,000      123,049        .17
ChevronTexaco Corp.                        38,028,000    1,977,456       2.66
ConocoPhillips                              7,307,750      766,218       1.03
EOG Resources, Inc.                         5,978,000      284,254        .38
Exxon Mobil Corp.                          35,876,600    2,046,042       2.75
Halliburton Co.                             4,300,000      178,837        .24
Marathon Oil Corp.                         13,450,000      626,367        .84
Schlumberger Ltd.                           3,625,000      247,986        .33
Sunoco, Inc.                                2,750,000      272,965        .37
Unocal Corp.                                6,996,500      381,659        .51
                                                         7,129,993       9.58

Materials -- 4.14%

Air Products and Chemicals, Inc.            4,500,000      264,285        .36
Alcoa Inc.                                 17,250,000      500,595        .67
E.I. du Pont de Nemours and Co.             9,950,000      468,745        .63
International Paper Co.                    20,700,000      709,803        .95
MeadWestvaco Corp.                          4,391,200      129,321        .18
PPG Industries, Inc.                        4,100,000      276,955        .37
Temple-Inland Inc.                          1,400,000       47,250        .06
Weyerhaeuser Co.                            9,950,000      682,669        .92
                                                         3,079,623       4.14

Industrials -- 12.16%

3M Co.                                      5,625,000      430,144        .58
Avery Dennison Corp.                        2,500,000      130,875        .17
Boeing Co.                                 10,700,000      636,864        .85
Burlington Northern Santa Fe Corp.          1,950,000       94,087        .13
Caterpillar Inc.                            1,225,000      107,861        .14
Deere & Co.                                 4,638,100      290,067        .39
Deluxe Corp.                                2,200,000       87,846        .12
Dover Corp.                                 2,000,000       72,720        .10
Eaton Corp.                                 1,200,000       70,380        .09
Emerson Electric Co.                        5,900,000      369,753        .50
Fluor Corp.                                 3,036,500      156,562        .21
General Dynamics Corp.                      1,475,000      154,949        .21
General Electric Co.                       57,553,100    2,083,422       2.80
Honeywell International Inc.                2,500,000       89,400        .12
IKON Office Solutions, Inc.                 2,000,000       17,300        .02
Ilinois Tool Works Inc.                     2,250,000      188,595        .25
Ingersoll-Rand Co. Ltd.,  Class A           1,700,000      130,679        .17
Lockheed Martin Corp.                       6,550,000      399,223        .54
Northrop Grumman Corp.                     11,250,000      616,950        .83
Pitney Bowes Inc.                           8,514,900      380,786        .51
Raytheon Co.                                4,543,200      170,870        .23
ServiceMaster Co.                           8,750,000      112,262        .15
Southwest Airlines Co.                      7,500,000      111,600        .15
Tyco International Ltd.                    18,975,000      594,107        .80
Union Pacific Corp.                         1,400,000       89,502        .12
United Parcel Service, Inc., Class B        8,205,000      585,099        .79
United Technologies Corp.                   8,700,000      884,964       1.19
                                                         9,056,867      12.16

Consumer discretionary -- 7.57%

Best Buy Co., Inc.                          6,950,000      349,863        .47
Carnival Corp., units                       6,650,000      325,052        .44
Dana Corp.                                  6,130,000       70,005        .09
Dow Jones & Co., Inc.                       1,287,600       43,057        .0
Gannett Co., Inc.                           1,300,000      100,100        .13
General Motors Corp.                       26,988,400      720,051        .97
Genuine Parts Co.                           8,375,000      359,288        .48
Home Depot, Inc.                            3,500,000      123,795        .17
Knight-Ridder, Inc.                         1,100,000       71,170        .10
Limited Brands, Inc.                       19,273,400      418,040        .56
Lowe's Companies, Inc.                     20,000,000    1,042,200       1.40
May Department Stores Co.                   4,500,000      157,860        .21
McDonald's Corp.                            7,000,000      205,170        .27
Newell Rubbermaid Inc.                      8,000,000      173,840        .23
NIKE, Inc., Class B                         1,150,000       88,331        .12
Target Corp.                               13,000,000      603,330        .81
TJX Companies, Inc.                        21,750,000      492,637        .66
VF Corp.                                    3,800,000      215,042        .2
Walt Disney Co.                             3,000,000       79,200        .11
                                                         5,638,031       7.57
Consumer staples -- 8.96%

Albertson's, Inc.                          16,956,750      335,574        .45
Avon Products, Inc.                        12,700,000      509,016        .68
Coca-Cola Co.                              17,500,000      760,200       1.02
ConAgra Foods, Inc.                         9,100,000      243,425        .33
General Mills, Inc.                         8,040,000      397,176        .53
Gillette Co.                                  613,700       31,691        .04
H.J. Heinz Co.                             17,450,000      643,033        .86
Kellogg Co.                                 7,200,000      323,640        .44
Kimberly-Clark Corp.                       11,613,100      725,238        .98
PepsiCo, Inc.                               8,400,000      467,376        .63
Procter & Gamble Co.                        6,590,000      356,848        .48
Sara Lee Corp.                             24,300,000      519,777        .70
Unilever NV (New York registered)           2,800,000      180,404        .24
Walgreen Co.                               16,877,700      726,754        .98
Wal-Mart Stores, Inc.                       9,500,000      447,830        .60
                                                         6,667,982       8.96

Health care -- 11.21%

Abbott Laboratories                        21,700,000    1,066,772       1.43
Aetna Inc.                                  1,150,000       84,376        .11
Amgen Inc.<F1>                              2,750,000      160,077        .22
Applera Corp. - Applied Biosystems Group    8,733,000      185,140        .25
Becton, Dickinson and Co.                   1,650,000       96,558        .13
Bristol-Myers Squibb Co.                   64,935,000    1,688,310       2.27
Cardinal Health, Inc.                      11,325,000      629,330        .85
CIGNA Corp.                                 1,000,000       91,980        .12
Eli Lilly and Co.                          20,895,000    1,221,731       1.64
Guidant Corp.                               1,646,900      122,002        .16
Johnson & Johnson                           4,900,000      336,287        .45
Medtronic, Inc.                             5,500,000      289,850        .39
Merck & Co., Inc.                          20,500,000      694,950        .93
Mylan Laboratories Inc.                     8,500,000      140,250        .19
Pfizer Inc                                 29,865,000      811,432       1.09
Schering-Plough Corp.                       6,810,800      142,141        .19
Wyeth                                      13,000,000      584,220        .79
                                                         8,345,406      11.21

Financials -- 21.45%

AFLAC Inc.                                  2,000,000       81,300        .11
Allstate Corp.                              8,068,300      453,116        .61
American Express Co.                        3,450,000      181,815        .24
American International Group, Inc.         14,800,000      752,580       1.01
Aon Corp.                                   6,900,000      143,865        .19
Bank of America Corp.                      30,640,000    1,380,026       1.85
Bank of New York Co., Inc.                 28,300,000      790,702       1.06
Citigroup Inc.                             35,766,800    1,679,609       2.26
Comerica Inc.                               1,250,000       71,575        .10
Fannie Mae                                 23,325,000    1,258,384       1.69
Freddie Mac                                11,440,000      703,789        .94
Hartford Financial Services Group, Inc.     3,275,000      237,012        .32
HSBC Holdings PLC (ADR)                    10,272,000      822,274       1.10
J.P. Morgan Chase & Co.                    58,986,560    2,093,433       2.81
Jefferson-Pilot Corp.                       5,420,000      272,138        .37
Lincoln National Corp.                      6,950,000      312,541        .42
Marsh & McLennan Companies, Inc.           20,145,000      564,664        .76
National City Corp.                         3,000,000      101,880        .14
SLM Corp.                                   2,100,000      100,044        .13
St. Paul Travelers Companies, Inc.         15,220,000      544,876        .73
SunTrust Banks, Inc.                        3,200,000      233,056        .31
U.S. Bancorp                               13,125,000      366,187        .49
Wachovia Corp.                              8,670,000      443,730        .60
Washington Mutual, Inc.                    27,350,000    1,130,102       1.52
Wells Fargo & Co.                          20,340,000    1,219,180       1.64
XL Capital Ltd., Class A                      520,000       36,556        .05
                                                        15,974,434      21.45

Information technology -- 6.35%

Applied Materials, Inc.<F1>                 6,500,000       96,655        .13
Automatic Data Processing, Inc.             7,450,000      323,628        .43
Dell Inc.<F1>                               1,600,000       55,728        .08
Electronic Data Systems Corp.              11,555,400      223,597        .30
First Data Corp.                            4,350,000      165,430        .22
Hewlett-Packard Co.                        52,100,000    1,066,487       1.43
Intel Corp.                                11,250,000      264,600        .36
International Business Machines Corp.       9,720,000      742,414       1.00
Linear Technology Corp.                     5,400,000      192,996        .26
Microsoft Corp.                            40,950,000    1,036,035       1.39
Oracle Corp.<F1>                            4,000,000       46,240        .06
Texas Instruments Inc.                     15,085,300      376,529        .51
Xilinx, Inc.                                5,000,000      134,700        .18
                                                         4,725,039       6.35

Telecommunication services -- 7.16%

ALLTEL Corp.                                4,160,200      236,965        .32
AT&T Corp.                                 29,325,999      561,006        .75
BellSouth Corp.                            49,350,000    1,307,282       1.76
SBC Communications Inc.                    58,550,000    1,393,490       1.87
Sprint Corp.                               31,750,000      706,755        .95
Verizon Communications Inc.                31,470,000    1,126,626       1.51
                                                         5,332,124       7.16

Utilities -- 7.37%
Ameren Corp.                                2,300,000      118,910        .16
American Electric Power Co., Inc.          14,760,200      519,854        .70
Cinergy Corp.                               1,948,500       77,161        .10
Consolidated Edison, Inc.                   3,600,000      155,808        .21
Dominion Resources, Inc.                    9,785,000      737,789        .99
DTE Energy Co.                              4,150,000      190,692        .26
Duke Energy Corp.                          16,940,000      494,479        .67
Exelon Corp.                               12,369,000      612,265        .82
FirstEnergy Corp.                           9,133,635      397,496        .53
FPL Group, Inc.                            12,258,000      500,372        .67
NiSource Inc.                               4,900,000      113,876        .15
Pinnacle West Capital Corp.                 3,555,000      148,955        .20
PPL Corp.                                   2,300,000      124,798        .17
Progress Energy, Inc.                       7,125,418      299,196        .40
Public Service Enterprise Group Inc.        7,600,000      441,560        .59
Puget Sound Energy, Inc.                    2,800,000       60,032        .08
Southern Co.                               13,000,000      428,350        .58
Xcel Energy Inc.                            4,000,000       68,720        .09
                                                         5,490,313       7.37

Miscellaneous -- 1.14%

Other common stocks in initial
  period of acquisition                                $   848,015       1.14%

Total common stocks (cost: $59,511,428,000)             72,287,827      97.09


                                             Units or
                                            principal
Convertible securities -- 0.22%                amount

Consumer discretionary -- 0.05%

General Motors Corp., Series B,
  5.25% convertible senior
  debentures 2032                         $61,050,000       40,464        .05

Health care -- 0.02%

Baxter International Inc. 7.00%
  convertible preferred 2006                  300,000       16,710        .02

Telecommunication services -- 0.12%

ALLTEL Corp. 7.75% convertible
  preferred 2005                            1,500,000       74,940        .10
CenturyTel, Inc. 6.875% ACES 2005             575,000       14,318        .02
                                                            89,258        .12

Utilities -- 0.03%

Ameren Corp. 9.75% ACES convertible
  preferred 2005                              760,000       21,348        .03

Total convertible securities
  (cost: $189,239,000)                                     167,780        .22

                                             Units or
                                            Principal
                                               amount
Short-term securities -- 2.39%                  (000)

3M Co. 2.78% due 5/19/2005                 $    4,600        4,593        .01
Abbott Laboratories Inc.
  2.86% due 5/19/2005<F2>                      27,600       27,558        .04
Bank of America Corp.
  2.94%-2.95% due 6/10/2005                   100,000       99,670  \
Ranger Funding Co. LLC                                               --   .15
  2.91% due 5/16/2005<F2>                       9,300        9,288  /
BellSouth Corp.
  2.76%-2.78% due 5/3/2005<F2>                 32,685       32,678        .04
CAFCO, LLC 2.96% due 6/14/2005<F2>             25,000       24,907  \
                                                                     --   .11
Ciesco LLC 2.71% due 5/4/2005                  56,500       56,484  /
Clipper Receivables Co., LLC
  2.91% due 5/27/2005<F2>                      15,300       15,267        .02
Coca-Cola Co. 2.68%-2.95% due 5/6-6/27/2005    70,000       69,860        .09
DuPont (E.I.) de Nemours & Co.
  2.90%-2.92% due 6/6-6/17/2005               146,500      145,992        .20
Edison Asset Securitization LLC
  2.74% due 5/13/2005<F2>                      20,600       20,580  \
General Electric Capital Services, Inc.                              --   .09
  2.96% due 6/20/2005                          50,000       49,794  /
Exxon Project Investment Corp.
  2.92% due 6/3/2005<F2>                       24,000       23,934        .03
Fannie Mae 2.86% due 6/1/2005                  26,200       26,135        .03
FCAR Owner Trust I 2.93% due 6/8/2005          50,000       49,845        .07
Federal Farm Credit Banks
  2.91% due 6/23/2005                          18,500       18,418        .02
Federal Home Loan Bank
  2.64%-2.84% due 5/6-6/17/2005                94,016       93,746        .13
Freddie Mac
  2.63%-2.89% due 5/10-6/30/2005              159,468      159,135        .21
Gannett Co
  2.78%-2.89% due 5/18-6/22/2005<F2>           50,000       49,866        .07
HSBC Finance Corp.
  2.76%-2.90% due 5/2-6/10/2005                80,750       80,595        .11
IBM Capital Inc. 2.88% due 5/26/2005<F2>        7,800        7,784  \
International Business Machines Corp.                                --   .06
  2.805% due 5/26/2005                         34,200       34,131  /
New Center Asset Trust Plus
  2.94% due 6/6/2005                           25,000       24,924        .03
Park Avenue Receivables Co., LLC
  2.92% due 5/20/2005<F2>                      25,200       25,159  \
Preferred Receivables Funding Corp.                                  --   .11
  2.84%-2.86% due 5/12-5/13/2005<F2>           55,914       55,858  /
PepsiCo Inc. 2.80% due 5/16/2005<F2>            9,800        9,788        .01
Procter & Gamble Co.
  2.78%-2.93% due 5/25-6/21/2005<F2>          125,000      124,564        .17%
Tennessee Valley Authority
  2.71%-2.84% due 5/5-6/16/2005                82,500       82,279        .11
Three Pillars Funding, LLC
  2.85%-2.99% due 5/2-5/16/2005<F2>            72,651       72,582        .10
United Parcel Service Inc.
  2.72% due 5/2/2005                           25,000       24,996        .03
Variable Funding Capital Corp.
  2.87%-2.94% due 5/20-6/7/2005<F2>            97,000       96,768        .13
Wal-Mart Stores, Inc.
  2.75%-2.87% due 5/10-6/1/2005<F2>           111,000      110,814        .15
Wells Fargo & Co. 2.68% due 5/3/2005           50,000       50,000        .07

Total short-term securities
  (cost: $1,777,965,000)                                 1,777,992       2.39

Total investment securities
  (cost: $61,478,632,000)                               74,233,599      99.70
Other assets less liabilities                              222,192        .30

Net assets                                           $  74,455,791     100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

<F1> Security did not produce income during the last 12 months.

<F2> Restricted securities that can be resold only to institutional investors.
In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $707,395,000, which represented 0.95% of the net assets of the Fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Investments in affiliates

A company is considered to be an affiliate of the Fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended April 30, 2005, appear below.

                                                                     Dividend
                     Beginning                            Ending      income
Company               shares     Purchases     Sales      shares       (000)

Albertson's, Inc.*   19,906,750     --       2,950,000  16,956,750   $13,448
Ashland Inc.*         3,680,000     --       1,850,000   1,830,000     3,704
Crompton Corp.*       5,800,001     --       5,800,001      --           630
Stanley Works*        4,200,000     --       4,200,000      --         2,492
                                                                     $20,274

*Unaffiliated issuer at 4/30/2005.


Financial statements

Statement of assets and liabilities            (dollars and shares in thousands,
at April 30, 2005                                      except per-share amounts)

Assets:
  Investment securities at market
    (cost: $61,478,632)                                            $74,233,599
  Cash                                                                     498
  Receivables for:
    Sales of investments                                $131,718
    Sales of Fund's shares                               125,816
    Dividends and interest                               194,689       452,223

                                                                    74,686,320
Liabilities:
  Payables for:
    Purchases of investments                             103,048
    Repurchases of Fund's shares                          64,981
    Management services                                   14,689
    Services provided by affiliates                       46,503
    Deferred Directors' and Advisory Board compensation    1,146
    Other fees and expenses                                  162       230,529

Net assets at April 30, 2005                                       $74,455,791

Net assets consist of:
  Capital paid in on shares of capital stock                       $60,977,618
  Undistributed net investment income                                  370,847
  Undistributed net realized gain                                      352,359
  Net unrealized appreciation                                       12,754,967

Net assets at April 30, 2005                                       $74,455,791

Total authorized capital stock -- 4,000,000 shares, $.001 par value (2,496,045 total shares outstanding)

                                                                      Net asset
                                                           Shares     value per
                                           Net assets    outstanding  share/1/

Class A                                   $61,184,602     2,049,510    $29.85
Class B                                     2,902,273        97,760     29.69
Class C                                     2,991,135       100,932     29.64
Class F                                     2,504,624        84,055     29.80
Class 529-A                                   632,661        21,211     29.83
Class 529-B                                   148,054         4,982     29.72
Class 529-C                                   225,782         7,599     29.71
Class 529-E                                    35,277         1,186     29.74
Class 529-F                                    21,019           706     29.79
Class R-1                                      34,253         1,153     29.71
Class R-2                                     622,295        20,998     29.64
Class R-3                                   1,705,217        57,360     29.73
Class R-4                                     829,436        27,850     29.78
Class R-5                                     619,163        20,743     29.85


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $31.67 and $31.65, respectively.


See Notes to Financial Statements


Statement of operations for the year ended April 30, 2005 (dollars in thousands)

Investment income:
  Income:
    Dividends (net of non-U.S.
      withholding tax of $1,048;
      also includes $20,274 from affiliates)          $1,984,595
    Interest                                              50,883    $2,035,478

  Fees and expenses:
    Investment advisory services                         139,427
    Business management services                          53,358
    Distribution services                                219,690
    Transfer agent services                               53,374
    Administrative services                               17,381
    Reports to shareholders                                1,921
    Registration statement and prospectus                  2,481
    Postage, stationery and supplies                       6,469
    Directors' and Advisory Board compensation               803
    Auditing and legal                                       241
    Custodian                                                434
    State and local taxes                                      1
    Other                                                    269
    Total expenses before reimbursements/waivers         495,849
      Reimbursement/waiver of expenses                     7,985       487,864
  Net investment income                                              1,547,614

Net realized gain and unrealized
  appreciation on investments:
    Net realized gain on investments
      (including $43,701 net loss from affiliates)                     547,062
  Net unrealized appreciation on investments                         2,329,367
    Net realized gain and unrealized
      appreciation on investments                                    2,876,429

Net increase in net assets resulting from operations                $4,424,043

See Notes to Financial Statements

Financial statements

Statement of changes in net assets (dollars in thousands)

                                                        Year ended April 30
                                                          2005        2004

Operations:
  Net investment income                             $  1,547,614  $  1,221,227
  Net realized gain on investments                       547,062     1,391,805
  Net unrealized appreciation on investments           2,329,367     9,001,008
    Net increase in net assets
      resulting from operations                        4,424,043    11,614,040

Dividends and distributions paid to shareholders:
  Dividends from net investment income               (1,378,347)    (1,130,674 )
  Distributions from net realized gain
    on investments                                      (559,57)     (405,371)
      Total dividends and distributions
        paid to shareholders                         (1,937,925)   (1,536,045)

Capital share transactions                             5,169,240     8,507,821

Total increase in net assets                           7,655,358    18,585,816

Net assets:
  Beginning of year                                   66,800,433    48,214,617
  End of year (including undistributed
    net investment income:
    $370,847 and $201,665, respectively)             $74,455,791   $66,800,433

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization -- Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund's share classes are described below:

                            Initial                 Contingent deferred
Share class              sales charge          sales charge upon redemption                    Conversion feature

Classes A and 529-A      Up to 5.75%  None (except 1% for certain redemptions          None
                                      within one year of purchase without an
                                      initial sales charge)
Classes B and 529-B      None         Declines from 5% to zero for redemptions         Classes B and 529-B convert to classes A
                                      within six years of purchase                     and 529-A, respectively, after eight years
Class C                  None         1% for redemptions within one year of purchase   Class C converts to Class F after 10 years
Class 529-C              None         1% for redemptions within one year of purchase   None
Class 529-E              None         None                                             None
Classes F and 529-F      None         None                                             None
Classes R-1, R-2,
  R-3, R-4 and R-5       None         None                                             None


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

     Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

     Security valuation -- Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     Security transactions and related investment income -- Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.
     Dividends and distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     CollegeAmerica is a registered trademark of the Virginia College Savings Plan.SM
2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of April 30, 2005, the cost of investment securities for Federal income tax purposes was $61,505,043,000.

During the year ended April 30, 2005, the Fund reclassified $85,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

  Undistributed net investment income                              $     372,644
  Undistributed long-term capital gains                                  378,119
  Gross unrealized appreciation on investment securities              14,939,710
  Gross unrealized depreciation on investment securities              (2,211,154
)
  Net unrealized appreciation on investment securities                12,728,556

During the year ended April 30, 2005, the Fund realized, on a tax basis, a net capital gain of $560,564,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                         Year ended April 30, 2005                     Year ended April 30, 2004

               Distributions   Distributions                   Distributions   Distributions
                   from            from            Total           from            from            Total
                 ordinary        long-term     distributions     ordineary       long-term     distributions
                  income       capital gains       paid           income       capital gains       paid

Class A          $1,200,617        $465,497      $1,666,114      $1,023,435        $353,523      $1,376,958
Class B              34,980          21,983          56,963          26,631          14,964          41,595
Class C              33,095          22,268          55,363          22,527          13,551          36,078
Class F              44,042          18,476          62,518          27,287          10,227          37,514
Class 529-A          10,025           4,223          14,248           6,006           2,219           8,225
Class 529-B           1,410           1,056           2,466             904             592           1,496
Class 529-C           2,093           1,539           3,632           1,240             804           2,044
Class 529-E             470             238             708             262             117             379
Class 529-F             306             137             443             127              54             181
Class R-1               295             197             492             152              94             246
Class R-2             6,084           4,018          10,102           2,866           1,661           4,527
Class R-3            23,111          11,401          34,512           8,967           4,233          13,200
Class R-4            10,400           4,362          14,762           3,296           1,130           4,426
Class R-5            11,419           4,183          15,602           6,974           2,202           9,176

Total           $1,378,347         $559,578      $1,937,925      $1,130,674        $405,371      $1,536,045


3. Fees and transactions with related parties

Business management services -- The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. At the beginning of the year, the agreement provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.035% on such assets in excess of $67 billion. The Board of Directors approved an amended agreement eff-ective January 15, 2005, continuing the series of rates to include an additional annual rate of 0.030% on daily net assets in excess of $77 billion. During the year ended April 30, 2005, WMC reduced business management services fees by $2,016,000. As a result, the fee shown in the accompanying financial statements of $53,358,000, which was equivalent to an annualized rate of 0.074%, was reduced to $51,342,000, or 0.072% of average daily net assets. During the fiscal year, WMC paid the Fund's investment adviser $2,147,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG) (parent company of WMC), earned $661,000 on its retail sales of shares and distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services -- Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. The Board of Directors approved an amended agreement effective June 17, 2004, continuing the series of rates to include an additional annual rate of 0.180% on daily net assets in excess of $71 billion. During the year ended April 30, 2005, CRMC reduced investment advisory services fees by $5,335,000. As a result, the fee shown on the accompanying financial statements of $139,427,000, which was equivalent to an annualized rate of 0.194%, was reduced to $134,092,000, or 0.187% of average daily net assets.

Class-specific fees and expenses -- Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     Distribution services -- The Fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     Share class                Currently approved limits        Plan limits

     Class A                               0.25%                     0.25%
     Class 529-A                           0.25                      0.50
     Classes B and 529-B                   1.00                      1.00
     Classes C, 529-C and R-1              1.00                      1.00
     Class R-2                             0.75                      1.00
     Classes 529-E and R-3                 0.50                      0.75
     Classes F, 529-F and R-4              0.25                      0.50

     Transfer agent services -- The Fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     Administrative services -- The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended April 30, 2005, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended April 30, 2005, the total fees paid by CRMC were $4,000 and $630,000 for classes R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

     Expenses under the agreements described above for the year ended April 30, 2005, were as follows (dollars in thousands):

                                                                --------------Administraive services--------------
                                                                                                        Commonwealth
                                                                    CRMC                                 of Virginia
                        Distribution       Transfer agent      administrative      Transfer agent      administrative
     Share class          services            services            services            services            services

     Class A                $141,591          $50,900         Not applicable        Not applicable      Not applicable
     Class B                  27,871            2,474         Not applicable        Not applicable      Not applicable
     Class C                  27,947              |                   $4,192                  $593      Not applicable
     Class F                   5,724              |                    3,434                   274      Not applicable
     Class 529-A                 879              |                      796                    75                $530
     Class 529-B               1,316         Included in                 197                    55                 132
     Class 529-C               1,922       administrative                288                    65                 192
     Class 529-E                 147          services                    44                     4                  30
     Class 529-F                  41              |                       25                     2                  16
     Class R-1                   247              |                       37                    17      Not applicable
     Class R-2                 3,733              |                      747                 1,960      Not applicable
     Class R-3                 6,937              |                    2,081                   251      Not applicable
     Class R-4                 1,335              |                      801                    16      Not applicable
     Class R-5        Not applicable              |                      517                    10      Not applicable

     Total                  $219,690          $53,374                $13,159                $3,322                $900


Deferred Directors' and Advisory Board compensation -- Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board compensation of $803,000, shown on the accompanying financial statements, includes $730,000 in current fees (either paid in cash or deferred) and a net increase of $73,000 in the value of the deferred amounts.

Affiliated officers and Directors -- All officers of the Fund and all of its Directors who are affiliated with WMC receive no compensation directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):


                                                        Reinvestments of
                                                          dividends and
                                      Sales<F1>           distributions           Repurchases<F1>          Net increase
Share class                      Amount      Shares      Amount      Shares      Amount      Shares      Amount      Shares
Year ended April 30, 2005

Class A                       $ 7,395,134   249,062    $1,569,990    52,168  $(6,916,372)   (232,386)  $2,048,752      68,844
Class B                           451,234    15,339        54,564     1,818     (248,702)     (8,408)     257,096       8,749
Class C                           753,447    25,600        52,449     1,750     (367,965)    (12,434)     437,931      14,916
Class F                           915,300    30,894        55,610     1,850     (459,462)    (15,406)     511,448      17,338
Class 529-A                       202,543     6,808        14,247       473      (26,138)       (877)     190,652       6,404
Class 529-B                        35,804     1,212         2,466        82       (4,797)       (161)      33,473       1,133
Class 529-C                        71,331     2,409         3,631       120      (11,208)       (378)      63,754       2,151
Class 529-E                        11,939       402           708        24       (1,592)        (54)      11,055         372
Class 529-F                         9,916       334           442        15       (1,268)        (42)       9,090         307
Class R-1                          23,143       783           488        16       (6,379)       (217)      17,252         582
Class R-2                         325,408    11,018        10,099       337      (98,064)     (3,317)     237,443       8,038
Class R-3                         862,578    29,133        34,456     1,146     (241,511)     (8,100)     655,523      22,179
Class R-4                         564,507    18,978        14,724       489      (92,164)     (3,088)     487,067      16,379
Class R-5                         279,665     9,418        15,114       502      (86,075)     (2,890)     208,704       7,030
Total net increase (decrease) $11,901,949   401,390    $1,828,988    60,790  $(8,561,697)   (287,758)  $5,169,240     174,422

Year ended April 30, 2005

Class A                       $ 8,658,906   316,038    $1,297,927    46,995  $(5,596,587)   (204,091)  $4,360,246     158,942
Class B                           784,093    28,982        39,955     1,448     (160,096)     (5,858)     663,952       24,57
Class C                         1,132,018    41,659        34,320     1,244     (212,342)     (7,789)     953,996      35,114
Class F                         1,021,066    37,267        33,743     1,219     (256,599)     (9,291)     798,210      29,195
Class 529-A                       183,817     6,679         8,223       297      (12,711)       (458)     179,329       6,518
Class 529-B                        45,906     1,683         1,496        54       (2,506)        (91)      44,896       1,646
Class 529-C                        73,740     2,685         2,044        74       (5,645)       (204)      70,139       2,555
Class 529-E                        11,711       426           379        14         (728)        (26)      11,362         414
Class 529-F                         7,909       288           181         6         (387)        (13)       7,703         281
Class R-1                          11,914       436           246         9       (5,604)       (203)       6,556         242
Class R-2                         293,230    10,725         4,527       163      (53,205)     (1,943)     244,552       8,945
Class R-3                         911,148    33,444        13,186       474     (108,485)     (3,956)     815,849      29,962
Class R-4                         275,613     9,872         4,426       159      (42,240)     (1,520)     237,799       8,511
Class R-5                         139,624     5,078         8,914       322      (35,306)     (1,292)     113,232       4,108

Total net increase (decrease) $13,550,695   495,262    $1,449,567    52,478  $(6,492,441)   (236,735)  $8,507,821     311,005



<F1>Includes exchanges between share classes of the Fund.

5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,183,746,000 and $11,071,075,000, respectively, during the year ended April 30, 2005.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2005, the custodian fee of $434,000, shown on the accompanying financial statements, includes $37,000 that was offset by this reduction, rather than paid in cash.


Financial highlights<F1>
                            Income (loss) from            Dividends and
                         investment operations<F2>        distributions
                                                                                                                    Ratio
                                                                                                           Ratio   of ex-
                                                                                                          of ex-   penses
                                    Net                                                                   penses  to aver-   Ratio
                                   gains                                                                 to aver-  age net  of net
                                 (losses)            Divi-                                                age net  assets   income
                  Net            on secur   Total    dends             Total                       Net    assets    after   (loss)
                 Asset     Net     ities    from     (from   Distri-   divi-     Net             assets   before    reim-     to
                 value   invest-   (both   invest-    net    butions   dends    asset            end of    reim-   burse-    aver-
                begin-    ment   realized   ment    invest-   (from     and    value,    Total   period   burse-   ments/     age
                ning of  income   and un-   oper-    ment    capital  distri-  end of   return     (in    ments/   waivers    net
                period   (loss)  realized) ations   income)  gains)   butions  period    <F3>   millions) waivers   <F4>    assets
Class A:
Year ended
  4/30/2005     $28.79    $ .67    $1.22    $1.89    $(.60)  $ (.23)  $ (.83)  $29.85     6.55% $61,185      .61%    .60%    2.24%
Year ended
  4/30/2004      23.99      .59     4.94     5.53     (.54)    (.19)    (.7)    28.79    23.19   57,027      .64     .64     2.14
Year ended
  4/30/2003      28.37      .55    (4.35)   (3.80)    (.54)    (.04)    (.58)   23.99   (13.36)  43,701      .67     .67     2.28
Year ended
  4/30/2002      29.80      .50     (.75)    (.25)    (.54)    (.64)   (1.18)   28.37     (.73)  50,669      .65     .65     1.72
Year ended
  4/30/2001      29.14      .57     3.17     3.74     (.58)   (2.50)   (3.08)   29.80    13.54   48,700      .65     .65     1.95

Class B:
Year ended
  4/30/2005      28.64      .43     1.22     1.65     (.3)     (.23)    (.60)   29.69     5.75    2,902     1.38    1.37     1.47
Year ended
  4/30/2004      23.88      .37     4.92     5.29     (.3)     (.19)    (.53)   28.64    22.2     2,549     1.40    1.40     1.36
Year ended
  4/30/2003      28.25      .36    (4.32)   (3.96)    (.37)    (.04)    (.41)   23.88   (14.01)   1,538     1.45    1.45     1.52
Year ended
  4/30/2002      29.71      .25     (.72)    (.47)    (.35)    (.6)     (.9)    28.25    (1.5)    1,097     1.41    1.41      .88
Year ended
  4/30/2001      29.11      .29     3.22     3.51     (.41)   (2.50)   (2.91)   29.71    12.67      289     1.42    1.42      .99

Class C:
Year ended
  4/30/2005      28.59      .41     1.22     1.63     (.35)    (.23)    (.58)   29.64     5.69    2,991     1.46    1.45     1.39
Year ended
  4/30/2004      23.84      .35     4.92     5.27     (.3)     (.19)    (.52)   28.59    22.19    2,460     1.48    1.48     1.27
Year ended
  4/30/2003      28.22      .35    (4.33)   (3.98)    (.36)    (.04)    (.40)   23.84   (14.10)   1,214     1.51    1.51     1.46
Year ended
  4/30/2002      29.70      .21     (.73)    (.5)     (.32)    (.64)    (.96)   28.22    (1.68)     678     1.51    1.51      .72
Period from
  3/15/2001
  to 4/30/2001   28.32     (.02)    1.40     1.38    --       --       --       29.70     4.87       36      .23     .23     (.07)

Class F:
Year ended
  4/30/2005      28.74      .64     1.22     1.86     (.57)    (.23)    (.80)   29.80     6.47    2,505      .69     .68     2.15
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.52)    (.19)    (.71)   28.74    23.13    1,917      .71     .71     2.04
Year ended
  4/30/2003      28.33      .53    (4.34)   (3.81)    (.53)    (.04)    (.57)   23.95   (13.42)     899      .74     .74     2.24
Year ended
  4/30/2002      29.79      .42     (.72)    (.30)    (.52)    (.64)   (1.16)   28.33     (.89)     444      .78     .78     1.46
Period from
  3/15/2001
  to 4/30/2001   28.37      .01     1.41     1.42    --       --       --       29.79     5.01       16      .12     .12      .04

Class 529-A:
Year ended
  4/30/2005      28.76      .63     1.23     1.86     (.56)    (.23)    (.79)   29.83     6.47      633      .71     .70     2.12
Year ended
  4/30/2004      23.97      .56     4.95     5.51     (.53)    (.19)    (.72)   28.76    23.07      426      .71     .71     2.03
Year ended
  4/30/2003      28.36      .54    (4.35)   (3.81)    (.54)    (.04)    (.58)   23.97   (13.38)     199      .70     .70     2.29
Period from
  2/15/2002
  to 4/30/2002   27.71      .04      .75      .79     (.1)    --        (.14)   28.36     2.82       49      .16     .16      .14

Class 529-B:
Year ended
  4/30/2005      28.68      .38     1.21     1.59     (.32)    (.23)    (.55)   29.72     5.52      148     1.58    1.57     1.26
Year ended
  4/30/2004      23.91      .32     4.96     5.28     (.32)    (.19)    (.51)   28.68    22.08      110     1.59    1.59     1.15
Year ended
  4/30/2003      28.34      .32    (4.35)   (4.03)    (.36)    (.04)    (.40)   23.91   (14.18)      53     1.62    1.62     1.36
Period from
  2/19/2002
  to 4/30/2002   27.25     (.01)    1.22     1.21     (.12)   --        (.12)   28.34     4.38       11      .30     .30     (.02)

Class 529-C:
Year ended
  4/30/2005      28.67      .37     1.22     1.59     (.32)    (.23)    (.55)   29.71     5.54      226     1.57    1.56     1.27
Year ended
  4/30/2004      23.91      .32     4.93     5.25     (.30)    (.19)    (.49)   28.67    22.06      156     1.58    1.58     1.15
Year ended
  4/30/2003      28.33      .32    (4.34)   (4.02)    (.36)    (.04)    (.40)   23.91   (14.18)      69     1.61    1.61     1.38
Period from
  2/15/2002
  to 4/30/2002   27.71     (.01)     .75      .74     (.12)   --        (.12)   28.33     2.65       15      .32     .32     (.03)

Class 529-E:
Year ended
  4/30/2005      28.69      .53     1.22     1.75     (.47)    (.23)    (.70)   29.74     6.09       35     1.05    1.04     1.79
Year ended
  4/30/2004      23.92      .46     4.94     5.40     (.44)    (.19)    (.6)    28.69    22.68       23     1.06    1.06     1.68
Year ended
  4/30/2003      28.34      .45    (4.35)   (3.9)     (.48)    (.04)    (.52)   23.92   (13.73)       9     1.08    1.08     1.92
Period from
  3/1/2002
  to 4/30/2002   28.59      .01     (.13)    (.12)    (.13)   --        (.13)   28.34     (.44)       1      .17     .17      .04

Class 529-F:
Year ended
  4/30/2005      28.74      .60     1.22     1.82     (.54)    (.23)    (.77)   29.79     6.35       21      .80     .79     2.03
Year ended
  4/30/2004      23.96      .53     4.95     5.48     (.51)    (.19)    (.70)   28.74    23.00       11      .81     .81     1.90
Period from
  9/16/2002
  to 4/30/2003   23.98      .32      .10      .42     (.40)    (.04)    (.44)   23.96     1.85        3   .82<F5> .82<F5> 2.25<F5>



Financial highlights<F1>
                            Income (loss) from            Dividends and
                         investment operations<F2>        distributions
                                                                                                                    Ratio
                                                                                                           Ratio   of ex-
                                                                                                          of ex-   penses
                                    Net                                                                   penses  to aver-
                                   gains                                                                 to aver-  age net   Ratio
                                 (losses)            Divi-                                                age net  assets   of net
                  Net            on secur   Total    dends             Total                       Net    assets    after   income
                 Asset             ities    from     (from   Distri-   divi-     Net             assets   before    reim-     to
                 value     Net     (both   invest-    net    butions   dends    asset            end of    reim-   burse-    aver-
                begin-   invest- realized   ment    invest-   (from     and    value,            period   burse-   ments/     age
                ning of   ment    and un-   oper-    ment    capital  distri-  end of    Total     (in    ments/   waivers    net
                period   income  realized) ations   income)  gains)   butions  period   return  millions) waivers   <F4>    assets


Class R-1:
Year ended
  4/30/2005     $28.68     $.40    $1.21    $1.61    $(.3)    $(.23)   $(.58)  $29.71     5.62%   $  34     1.50%   1.47%    1.35%
Year ended
  4/30/2004      23.92      .35     4.93     5.28     (.33)    (.19)    (.52)   28.68    22.16       16     1.52    1.49     1.25
Period from
  5/29/2002
  to 4/30/2003   28.52      .32    (4.46)   (4.14)    (.42)    (.04)    (.46)   23.92(14.50)          8 1.71<F5> 1.51<F5> 1.50<F5>

Class R-2:
Year ended
  4/30/2005      28.60      .41     1.22     1.63     (.36)    (.23)    (.59)   29.64     5.68      622     1.57    1.44     1.38
Year ended
  4/30/2004      23.88      .35     4.91     5.26     (.35)    (.19)    (.54)   28.60    22.12      371     1.69    1.45     1.26
Period from
  5/31/2002
  to 4/30/2003   28.46      .33    (4.40)   (4.07)    (.47)    (.04)    (.51)   23.88   (14.29)      96 1.78<F5> 1.47<F5> 1.58<F5>

Class R-3:
Year ended
  4/30/2005      28.68      .56     1.21     1.77     (.49)    (.23)    (.72)   29.73     6.17    1,705      .95     .94     1.89
Year ended
  4/30/2004      23.93      .46     4.94     5.40     (.46)    (.19)    (.65)   28.68    22.68    1,009     1.07    1.07     1.63
Period from
  6/4/2002
  to 4/30/2003   27.81      .41    (3.74)   (3.33)    (.51)    (.04)    (.55)   23.93   (11.94)     125 1.11<F5> 1.09<F5> 1.95<F5>

Class R-4:
Year ended
  4/30/2005      28.73      .64     1.22     1.86     (.58)    (.23)    (.81)   29.78     6.46      830      .68     .67     2.14
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.53)    (.19)    (.72)   28.73    23.11      330      .70     .70     2.01
Period from
  5/20/2002
  to 4/30/2003   28.78      .51    (4.74)   (4.23)    (.56)    (.04)    (.60)   23.95   (14.66)      71  .74<F5>  .73<F5> 2.32<F5>

Class R-5:
Year ended
  4/30/2005      28.79      .73     1.22     1.95     (.66)    (.23)    (.89)   29.85     6.78      619      .38     .37     2.45
Year ended
  4/30/2004      23.99      .65     4.94     5.59     (.60)    (.19)    (.79)   28.79    23.49      395      .39     .39     2.36
Period from
  5/15/2002
  to 4/30/2003   28.84      .57    (4.78)   (4.21)    (.60)    (.04)    (.64)   23.99   (14.57)     230  .41<F5>  .41<F5> 2.51<F5>


                                              Year ended April 30
                                 2005      2004      2003      2002      2001
Portfolio turnover rate for
  all classes of shares           16%       12%       21%       22%       25%

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During the year ended 4/30/2005, CRMC and WMC reduced management fees for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

<F5> Annualized.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 3, 2005

Tax information (unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund's fiscal year ending April 30, 2005.

During the fiscal year ended, the Fund paid a long-term capital gain distribution of $559,578,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The Fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The Fund designates 100% of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the Fund that were derived from direct U.S. government obligations. The Fund designates $8,339,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Other share class results (unaudited)

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2005 (the most recent calendar quarter):

                                                                      Life
                                                 1 year    5 years  of class

Class B shares

Reflecting applicable contingent deferred
   sales charge (CDSC), maximum
   of 5%, payable only if shares are sold
   within six years of purchase                  +0.82%    +4.18%  +5.97%<F1>
Not reflecting CDSC                              +5.82%    +4.52%  +6.13%<F1>

Class C shares

Reflecting CDSC, maximum of 1%,
   payable only if shares are sold
   within one year of purchase                   +4.71%      --    +3.69%<F2>
Not reflecting CDSC                              +5.71%      --    +3.69%<F2>

Class F shares<F3>

Not reflecting annual asset-based fee
   charged by sponsoring firm                    +6.54%      --    +4.50%<F2>

Class 529-A shares

Reflecting 5.75% maximum sales charge            +0.42%      --    +3.49%<F4>
Not reflecting maximum sales charge              +6.54%      --    +5.47%<F4>

Class 529-B shares

Reflecting applicable CDSC, maximum
   of 5%, payable only if shares
   are sold within six years of purchase         +0.62%      --    +4.25%<F5>
Not reflecting CDSC                              +5.62%      --    +5.13%<F5>

Class 529-C shares

Reflecting CDSC, maximum of 1%,
   payable only if shares are sold
   within one year of purchase                   +4.60%      --    +4.55%<F4>
Not reflecting CDSC                              +5.60%      --    +4.55%<F4>

Class 529-E shares<F3>                           +6.12%      --    +4.08%<F6>

Class 529-F shares<F3>

Not reflecting annual asset-based
   fee charged by sponsoring firm                +6.41%      --    +12.49%<F7>

The Fund's investment adviser and business manager are waiving a portion of their management fees. Results shown reflect the waivers, without which they would have been lower. Please see the Financial Highlights table on page 26 for details.

<F1> From March 15, 2000, when Class B shares were first sold.

<F2> From March 15, 2001, when Class C and Class F shares were first sold.

<F3> These shares are sold without any initial or contingent deferred sales charge.

<F4> From February 15, 2002, when Class 529-A and Class 529-C shares were first sold.

<F5> From February 19, 2002, when Class 529-B shares were first sold.

<F6> From March 1, 2002, when Class 529-E shares were first sold.

<F7> From September 16, 2002, when Class 529-F shares were first sold.

There are several ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the Fund. As a result, dividends and investment results will differ for each share class.

Expense example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 through April 30, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     Beginning   Ending     Expenses
                                      account    account      paid    Annualized
                                       value      value      during     expense
                                     11/1/2004  4/30/2005  period/1/     ratio

Class A -- actual return              $1,000.00  $1,034.48    $2.98        .59%
Class A -- assumed 5% return           1,000.00   1,021.87     2.96        .59
Class B -- actual return               1,000.00   1,030.72     6.80       1.35
Class B -- assumed 5% return           1,000.00   1,018.10     6.76       1.35
Class C -- actual return               1,000.00   1,030.40     7.25       1.44
Class C -- assumed 5% return           1,000.00   1,017.65     7.20       1.44
Class F -- actual return               1,000.00   1,034.45     3.38        .67
Class F -- assumed 5% return           1,000.00   1,021.47     3.36        .67
Class 529-A -- actual return           1,000.00   1,033.94     3.58        .71
Class 529-A -- assumed 5% return       1,000.00   1,021.27     3.56        .71
Class 529-B -- actual return           1,000.00   1,029.71     7.85       1.56
Class 529-B -- assumed 5% return       1,000.00   1,017.06     7.80       1.56
Class 529-C -- actual return           1,000.00   1,029.51     7.80       1.55
Class 529-C -- assumed 5% return       1,000.00   1,017.11     7.75       1.55
Class 529-E -- actual return           1,000.00   1,032.42     5.19       1.03
Class 529-E -- assumed 5% return       1,000.00   1,019.69     5.16       1.03
Class 529-F -- actual return           1,000.00   1,033.59     3.93        .78
Class 529-F -- assumed 5% return       1,000.00   1,020.93     3.91        .78
Class R-1 -- actual return             1,000.00   1,029.99     7.35       1.46
Class R-1 -- assumed 5% return         1,000.00   1,017.55     7.30       1.46
Class R-2 -- actual return             1,000.00   1,030.23     7.20       1.43
Class R-2 -- assumed 5% return         1,000.00   1,017.70     7.15       1.43
Class R-3 -- actual return             1,000.00   1,033.09     4.34        .86
Class R-3 -- assumed 5% return         1,000.00   1,020.53     4.31        .86
Class R-4 -- actual return             1,000.00   1,033.87     3.33        .66
Class R-4 -- assumed 5% return         1,000.00   1,021.52     3.31        .66
Class R-5 -- actual return             1,000.00   1,035.62     1.82        .36
Class R-5 -- assumed 5% return         1,000.00   1,023.01     1.81        .36


/1/ Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).



Board of Directors and Directors Emeritus


Independent Directors
                                                                                           Number of
                                                                                          portfolios
                                                                                            within
                         Year first                                                        the Fund
                          elected a                                                       complex/2/
                          Director                                                         on which
                           of the                                                          Director
Name and age              Fund/1/   Principal occupation(s) during past five years          serves   Other directorships /3/ held

Cyrus A. Ansary, 71         1983    President, Investment Services International Co. LLC       3     JPMorgan Value Opportunities
Fund
                                    (private investment company for various
                                    operating entities)

Charles A. Bowsher, 73      2001    Retired Comptroller General of the United States           1     DeVry Inc.;
                                                                                                     SI International, Inc.

Daniel J. Callahan III, 72  1997    Vice Chairman and Treasurer, The Morris & Gwendolyn        3     JPMorgan Value Opportunities
                                    Cafritz Foundation                                               Fund

R. Clark Hooper, 58         2003    President, Dumbarton Group LLC (securities industry        1     None
                                    consulting); Former Executive Vice President, NASD

Edward W. Kelley, Jr., 73   2002    Retired Governor, Federal Reserve Board                    1     Security Capital Corp.

James C. Miller III, 62     1992    Chairman, The CapAnalysis Group, LLC (economic,            3     FLYi, Inc.;
                                    financial and regulatory consulting); Former Counselor,          JPMorgan Value Opportunities
                                    Citizens for a Sound Economy                                     Fund

Katherine D. Ortega, 70     2002    Former Treasurer of the United States                      3     JPMorgan Value
                                                                                                     Opportunities Fund;
                                                                                                     The Kroger Co.;
                                                                                                     Rayonier Inc.

J. Knox Singleton, 56       2001    President and Chief Executive Officer,                     3     Healthcare Realty Trust,
                                    INOVA Health System                                              Inc.; JPMorgan Value
                                                                                                     Opportunities Fund

T. Eugene Smith, 74         1987    President, T. Eugene Smith, Inc. (real estate consulting,  3     JPMorgan Value Opportunities
                                    planning, and development)                                       Fund


Interested Directors/3/
                                                                                           Number of
                         Year first                                                       portfolios
                           elected                                                          within
                          Director                                                         the Fund
                             or                                                           complex/2/
                           officer                                                         on which
Name, age, and             of the                                                          Director
position with Fund        Fund /1/  Principal occupation(s) during past five years          serves   Other directorships /3/ held

James H. Lemon, Jr., 69     1971    Chairman of the Board and Chief Executive Officer,         3     JPMorgan Value Opportunities
Chairman of the Board               The Johnston-Lemon Group, Incorporated (financial                Fund
                                    services holding company)

Harry J. Lister, 69         1972    Director, Washington Management Corporation                3     JPMorgan Value Opportunities
Vice Chairman of the Board                                                                           Fund

Jeffrey L. Steele, 59       2000    President and Director, Washington Management              3     JPMorgan Value Opportunities
President                           Corporation                                                      Fund


Directors Emeritus

Stephen Hartwell, Chairman Emeritus
John A. Beck
Fred J. Brinkman
Stephen G. Yeonas

Advisory Board and officers


Advisory Board members
                                                                                           Number of
                                                                                          portfolios
                                                                                            within
                                                                                           the Fund
                                                                                            complex
                         Year first                                                        on which
                         elected to                                                        Advisory
                          Advisory                                                           Board
                            Board                                                           Member
                            /1/     Principal occupation(s) during past five years          serves   Other directorships/3/ held

Mary K. Bush, 57            1995    President, Bush International Inc. (international          1     Brady Corporation;
                                    financial advisory services)                                     Briggs & Stratton;
                                                                                                     Mortgage Guaranty Insurance
                                                                                                     Corporation;
                                                                                                     Pioneer Funds

Louise M. Cromwell, 60      2001    Retired Partner, Shaw Pittman                              1     None

C. Richard Pogue, 68        2001    Retired Executive Vice President, Investment               1     FAM Equity-Income Fund;
                                    Company Institute                                                FAM Value Fund

Linda D. Rabbitt, 56        2001    President, Rand Construction Corporation                   1     Watson Wyatt & Company
                                                                                                     Holdings

William J. Shaw, 59         2001    President and Chief Operating Officer, Marriott            1     Marriott International, Inc.
                                    International, Inc.


Other officers
                         Year first
                         elected an
                         officer of
Name, age and             the Fund  Principal occupation(s) during
position with Fund          /1/     past five years

Howard L. Kitzmiller, 74    1983    Senior Vice President, Secretary, Assistant
Senior Vice President               Treasurer, and Director, Washington
and Secretary                       Management Corporation

Michael W. Stockton, 38     1995    Vice President, Assistant Secretary,
Vice President,                     Assistant Treasurer, and Director,
Treasurer and                       Washington Management Corporation
Assistant Secretary

Ralph S. Richard, 86        1953    Vice President, Treasurer, and Director,
Vice President                      Washington Management Corporation


Lois A. Erhard, 52          1983    Vice President, Washington Management
Vice President                      Corporation

J. Lanier Frank, 44         1997    Assistant Vice President, Washington
Assistant Vice President            Management Corporation

Jennifer L. Butler, 39      2005    Assistant Vice President, Washington
Assistant Secretary                 Management Corporation;
                                    Former Specialist, Fund Administration,
                                    Pacific Investment Management Company

Ashley L. Shaw,/5/ 36      2000    Assistant Secretary, Washington Management
Assistant Secretary                 Corporation


The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors, Advisory Board members, and officers of the Fund is 1101 Vermont Avenue, NW, Washington, DC 20005, Attention: Fund Secretary.



/1/ Directors, Advisory Board members and officers of the Fund serve until their resignation, removal, or retirement.

/2/ In each instance where a Director of the Fund serves on other Funds affiliated with The American Funds Group, such service is as a Trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia; both are portfolios of The American Funds Tax-Exempt Series I.

/3/ This includes all directorships other than those in The American Funds
Group that are held by each Director or Advisory Board member as a director of a public company or a registered investment company.

/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.

/5/ Ashley L. Shaw is the daughter of James H. Lemon, Jr.


Offices

Offices of the Fund and of the business manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3521
202/842-5665

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent

American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1775 I Street, NW
Washington, DC 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, DC (800/SEC-0330).

This report is for the information of shareholders of Washington Mutual Investors Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

-    A long-term, value-oriented approach

     Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

-    An unparalleled global research effort

     American Funds draws on one of the industry's most globally integrated research networks.

-    The multiple portfolio counselor system

     Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well.
     Over time this method has contributed to a consistency of results and continuity of management.

-    Experienced investment professionals
     The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

-    A commitment to low operating expenses

     American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the Fund's prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.


"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The Fund's proxy voting record for the 12 months ended June 30, 2004, is also available on the SEC and American Funds websites.

(Logo)
American Funds(R)

The right choice for the long term(R)

(Logo)

Washington Mutual Investors Fund

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-901-0605P

(Recycled Logo)

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Charles A. Bowsher, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

                                   Registrant:
                                 a) Audit Fees:
                                    2004             $98,000

                                    2005             $85,000
b) Audit- Related Fees:
                                    2004             none

                                    2005             none
c) Tax Fees:
                                    2004             $6,000

                                    2005             $7,000


                                    The tax fees consist of professional
                                    services relating to the preparation of the registrant's tax returns.

d) All Other Fees:
                                    2004             none
                                    2005             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):

a) Audit- Related Fees:
                                    2004             none
                                    2005             none
b) Tax Fees:
                                    2004             none
                                    2005             none
c) All Other Fees:
                                    2004             none
                                    2005             none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the business manager, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser or business manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $6,000 for fiscal year 2004 and $0 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.





ITEM 8 - Portfolio Managers of Equity Securities by Closed End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant's Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.


(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto. (a)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Washington Mutual Investors Fund, Inc.

                            By  /s/ Jeffrey L. Steele, President and PEO
                            Date: June 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/  Jeffrey L. Steele, President and PEO

Date: June 28, 2005



 By /s/  Michael W. Stockton, Vice President and Treasurer

Date: June 28, 2005